Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ENACTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MBT Financial Corp. (the "Company") on Form 10-Q for the period ending March 31, 2012 as filed with the Securities and Exchange Commission (the "Report"), I, H. Douglas Chaffin, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ H. Douglas Chaffin

H. Douglas Chaffin

Chief Executive Officer

May 15, 2012

A signed original of this written statement required by Section 906 has been provided to MBT Financial Corp. and will be retained by MBT Financial Corp. and furnished to the Securities and Exchange Commission or its staff upon request.